SCHEDULE 14A

                             (Rule 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT

                        SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                TOUCHSTONE APPLIED SCIENCE ASSOCIATES,  INC.
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              (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction applies:

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2.   Aggregate number of securities to which transaction applies:

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3.   Per unit price or other underlying value of transaction
     computed pursuant to Exchange Act Rule 0-11:

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4.   Proposed maximum aggregate value of transaction:

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5.   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount previously paid:

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2.   Form, Schedule or Registration Statement No.:

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3.   Filing Party:

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4.   Date Filed:

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



                TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                    4 Hardscrabble Heights, P.O. Box 382
                        Brewster, New York  10509

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be held on April 27, 2006

To the Stockholders of Touchstone Applied Science Associates, Inc.:

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation (the "Company"), will be held at the Company's headquarters at 4 Hardscrabble Heights, Brewster, New York 10509 on Thursday, April 27, 2006 at the hour of 10:00 a.m. local time for the following purposes:

           (1)     To elect Directors of the Company; and

           (2) To transact such other business as may properly come before the Meeting.

           Only stockholders of record at the close of business on March 29, 2006 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                  By Order of the Board of Directors,


                                  LINDA G. STRALEY
                                  Vice President and Secretary

Brewster, New York
March 31, 2006

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

                TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

                   4 Hardscrabble Heights, P.O. Box 382
                        Brewster, New York  10509

                     ANNUAL MEETING OF STOCKHOLDERS
                        To be Held April 27, 2006


                              PROXY STATEMENT

           This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of Touchstone Applied Science Associates, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be
held on April 27, 2006.   The Annual Meeting will be held at the
Company's headquarters at 4 Hardscrabble Heights, Brewster, New York 10509 on Thursday, April 27, 2006 at the hour of 10:00 a.m. local time for the purposes set forth in the foregoing Notice of Annual Meeting. It is contemplated that this Proxy Statement, together with the accompanying form of proxy and the Company's Annual Report for the fiscal year ended October 31, 2005 ("Fiscal 2005"), will be mailed together to stockholders on or about March 31, 2006.

           Stockholders of record at the close of business on March 29, 2006 are entitled to notice of, and to vote at, the Meeting. On that date, there were issued and outstanding 2,909,738 shares of Common Stock, par value $0.0001 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote.

           The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, a holder of Common Stock shall be entitled to one vote in person or by proxy, for each share held in his, her or its name on the record date.
Directors will be elected by a plurality of the votes cast at the Meeting. The ratification or approval of all other proposals will be decided by a majority of the votes cast at the Meeting. Shares represented by proxies marked to withhold authority to vote, and shares represented by proxies that indicate that the broker or nominee stockholder thereof does not have discretionary authority to vote them will be counted to determine the existence of a quorum at the Meeting but will not affect the plurality or majority vote required. However, because abstentions with respect to any matter are treated as shares present in person or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as a negative vote on matters other than the election of directors.

           All proxies received pursuant to this solicitation will be voted (unless revoked) at the Meeting or any adjournment thereof in the manner directed by a stockholder and, if no direction is made, will be voted FOR the election of each of the management nominees for directors in Proposal No. 1. If any other matters are properly presented at the Meeting for action, which are not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a stockholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 40 Wall Street, New York, New York 10005 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy, thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

           As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing which will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxy. All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, telecopier, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                  MANAGEMENT AND DIRECTOR NOMINEES

           The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, as of March 29, 2006, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group. As of March 29, 2006, there were 2,909,738 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote per share.

Name and Address of                              Common Stock      Common Stock
Beneficial Owners and                            Beneficially      Beneficially
Directors and Officers                              Owned             Owned
-------------------------------------------------------------------------------

5% Beneficial Owners:
--------------------

Cahill, Warnock Strategic                         592,849(1,2)          20.4%
Partners Fund, L.P.
c/o Cahill, Warnock & Co., LLC
1 South Street, Suite 2150
Baltimore, MD 21202
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Midsouth Investor Fund L.P.                       215,000                7.4%
1776 Peachtree St., N.W. Suite 412 North
Atlanta, GA 30309
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Kevin Gruneich                                    185,600                6.4%
12 White Pine Canyon Road
Park City, UT 84060
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Officers and Directors
----------------------

Michael D. Beck                                   198,875(3)             6.6%
4 Hardscrabble Heights
Brewster, NY 10509
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Steven R. Berger                                   10,625(4)               *
805 Third Avenue
New York, NY 10022
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Anne H. Cheevers                                   40,000(5)             1.4%
4 Hardscrabble Heights
Brewster, NY 10509
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Donald W. Hughes                                  640,699(6)            21.9%
1 South Street, Suite 2150
Baltimore, Maryland 21202
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Chris L. Nguyen                                     7,500(7)               *
4204 St. Paul Street
Baltimore, Maryland  21218
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Andrew L. Simon                                   305,088(8)             9.8%
4 Hardscrabble Heights
Brewster, NY 10509
-------------------------------------------------------------------------------
Linda G. Straley                                  136,494(9)             4.6%
4 Hardscrabble Heights
Brewster, NY 10509
-------------------------------------------------------------------------------
Thomas G. Struzzieri                               17,500(10)              *
319 Main Street
Saugerties, NY  12477
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David L. Warnock                                  643,199(11)           22.0%
1 South Street, Suite 2150
Baltimore, Maryland 21202
-------------------------------------------------------------------------------
Officers and Directors as a                     1,373,656(12)           42.5%
Group (9 persons)
-------------------------------------------------------------------------------

________________
* Less than 1%


1 Excludes 32,850 shares owned by Strategic Associates, L.P., an affiliate of Cahill, Warnock Strategic Partners Fund, L.P. (the "Fund"), but as to which the Fund disclaims beneficial ownership. ("Strategic Associates"; together, with the Fund, the "Cahill, Warnock Entities"). Pursuant to the Investor Rights Agreement (the "Investor Rights Agreement") between the Company and the Cahill, Warnock Entities, the Company has agreed that so long as the Cahill, Warnock Entities own at least 50% of the shares issuable or issued pursuant to warrants held by the Cahill, Warnock Entities), the Cahill, Warnock Entities have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Donald W. Hughes are the two current directors who were nominated by the Cahill, Warnock Entities. Pursuant to the Investor Rights Agreement, the directors and executive officers of the Company have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Cahill, Warnock Entities.

2 Edward L. Cahill, David L. Warnock and Donald W. Hughes are general partners of Cahill, Warnock Strategic Partners, L.P. ("Cahill, Warnock Partners"), the Fund's sole general partner, and the sole general partner of Strategic Associates. Each of David L. Warnock and Donald W. Hughes is also a director of the Company (see footnotes 6 and 11 to this table).

3 Includes (i) 42,000 shares which are owned jointly with Mr. Beck's wife, (ii) 9,375 shares owned by Mr. Beck's daughter, and (iii) 94,750 shares which Mr. Beck has the right to acquire upon the exercise of currently exercisable stock options or options that will become exercisable within 60 days. Excludes: 9,375 shares owned by Mr. Beck's wife, as to which Mr. Beck disclaims beneficial ownership.

4 Includes 10,625 shares which Mr. Berger has the right to acquire upon the exercise of currently exercisable stock options or stock options which become exercisable within 60 days, and excludes 2,500 shares which are the subject of options that are not currently exercisable.

5 Includes 40,000 shares which Ms. Cheevers has the right to acquire upon the exercise of currently exercisable stock options or stock options which become exercisable within 60 days.

6 Includes (i) 625,699 shares owned by the Cahill Warnock Entities, and (ii) 15,000 shares which Mr. Hughes has the right to acquire upon the exercise of options currently exercisable stock options or stock options which become exercisable within the next 60 days.

7 Includes 7,500 shares which Mr. Nguyen has the right to acquire upon the exercise of currently exercisable stock options or options which become exercisable within the next 60 days.

8 Includes 211,875 shares which Mr. Simon has the right to acquire upon the exercise of currently exercisable stock options or stock options that will become exercisable within 60 days. Excludes: 375 shares of Common Stock owned by the retirement account of Mr. Simon's wife, as to which Mr. Simon disclaims beneficial ownership.

9 Includes 85,800 shares which Ms. Straley has the right to acquire upon the exercise of currently exercisable stock options or options that will become exercisable within 60 days.

10 Includes 12,500 shares which Mr. Struzzieri has the right to acquire upon the exercise of currently exercisable stock options or options which become exercisable within the next 60 days.

11 Includes (i) 625,699 shares owned by the Cahill Warnock Entities, and (ii) 16,875 shares which Mr. Warnock has the right to acquire upon the exercise of currently exercisable stock options or stock options which become exercisable within 60 days.

12 Includes 324,925 shares which officers and directors have the right to acquire upon the exercise of currently exercisable stock options or options which become exercisable within the next 60 days.

                        CORPORATE GOVERNANCE

           The Company is committed to the highest level of honesty, integrity and ethics. The Company regularly reviews its corporate governance policies in light of legal, regulatory and corporate governance changes.

           The Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") marked the beginning of legislative and regulatory reforms of the corporate governance process in the United States. Sarbanes-Oxley contains very specific provisions with respect to the operation of the boards of directors and the committees thereof. Pursuant to Sarbanes-Oxley, the Securities and Exchange Commission (the "SEC") has adopted extensive regulations applicable to the corporate governance of corporations with a class of stock registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, pursuant to the authority and directives of Sarbanes-Oxley, the New York Stock Exchange, the Nasdaq Stock Market and other stock exchanges regulated under the Exchange Act have adopted listing standards, policies and procedures applicable to companies whose securities are traded on the respective exchanges. Effective July 1, 2001, the Company's Common Stock trades on the Nasdaq Electronic Bulletin Board.
The SEC has stated that the Nasdaq Electronic Bulletin Board does not constitute an exchange, and accordingly, a company whose shares are traded only on the Nasdaq Electronic Bulletin Board is not subject to the additional listing standards and regulations issued by the regulated stock exchanges. The Company is a "small business issuer" as such term is defined in the Exchange Act, and consequently, certain of the SEC's regulations on corporate governance do not become binding on the Company as a small business issuer until fiscal 2007. Nevertheless, it is the Company's intention to adhere as closely as possible to the "best practices" in the market regarding corporate governance, subject to the limitations inherent in the Company's current size and operations.

                           PROPOSAL NO. 1
                       ELECTION OF DIRECTORS

   MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ELECTION OF
              THE NOMINEES TO THE BOARD OF DIRECTORS.

           Eight directors are to be elected at the Meeting for terms of one year each and until their successors shall be elected and qualified. The nominees were approved by the Board as nominees in accordance with the Board's corporate governance policies. The Company does not currently have a nominating committee.

           It is intended that votes will be cast pursuant to the enclosed proxy for the election of the eight persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld.
In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors.

            DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES
CAST AT THE MEETING.



           The following table sets forth information concerning each person nominated to serve as a director of the Company:

                                   First
                                   Became
     Name                  Age    Director     Current Position
     ----                  ---    --------     ----------------

Michael D. Beck             59      1997       Director; Vice President, TASA; and
                                               President, Chief Executive Officer,
                                               Beck Evaluation & Testing Associates,
                                               Inc. ("BETA")

Steven R. Berger(1)(2)      50      1996       Director

Donald W. Hughes(1)         55      2001       Director

Chris L. Nguyen(1)(2)       44      2004       Director

Andrew L. Simon             63      1995       Chairman of the Board of Directors;
                                               President, Chief Executive Officer
                                               and Chief Financial Officer, TASA

Linda G. Straley            50      1994       Director; Vice President, and Secretary, TASA

Thomas G. Struzzieri(1)(2)  47      2000       Director

David L. Warnock(2)         48      1998       Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee

            Each director shall hold office until the earlier of the next annual meeting of the Company's stockholders or his or her resignation and until a successor is selected and qualified.

            MICHAEL D. BECK was elected as a Director of the Company in March 1997 and has been Vice President of the Company since January 1997. Mr. Beck is also a Director and President and Chief Executive Officer of BETA. Since 1983, Mr. Beck has been President of BETA, which provides consulting and contractual services to school districts, state education departments and test and textbook publishers. As of January 2, 1997, BETA became a wholly-owned subsidiary of the Company and Mr. Beck continues to serve as the President of BETA. Mr. Beck has also provided consulting services on matters of educational research and assessment for various military, governmental and commercial organizations. Mr. Beck received an A.B. from John Carroll University and an M.A. from Fordham University.

            STEVEN R. BERGER was elected as a Director of the Company in March 1996 and he also serves on each of the Company's Compensation and Audit Committees. Mr. Berger was a partner in the law firm of Salans from January 1989 through September 2002. Salans acted as special securities counsel to the Company from January 1995 through September 2002.
Mr. Berger is currently a shareholder in the law firm of Vedder, Price, Kaufman & Kammholz, P.C. in New York City. The Company has retained Vedder, Price, Kaufman & Kammholz, P.C. since October 2002 as its special securities counsel. Mr. Berger received an A.B. from Harvard University and a J.D. from Harvard Law School.

            DONALD W. HUGHES was elected as Director in June 2001. Since July 2001, Mr. Hughes has served on, and is Chairman of, the Company's Audit Committee. Since 1999, Mr. Hughes has served as Executive Vice President and Chief Financial Officer of Camden Partners, Inc. and a member of and Chief Financial Officer of Camden Partners Holdings, LLC, each of which is an affiliate of Cahill Warnock. Mr. Hughes has served as an officer of Cahill Warnock since February 1997 and is a General Partner and Chief Financial Officer of Cahill Warnock. Prior to joining Cahill Warnock in February 1997, Mr. Hughes had served as Vice President, Chief Financial Officer and Secretary of Capstone Pharmacy Services, Inc. from December 1995 and as Executive Vice President and Chief Financial Officer of
Broventure Company, Inc., a closely-held investment management company, from July 1984 to November 1995. Mr. Hughes received a B.A. from Lycoming College and an M.S.F. from Loyola College in Maryland, and is a Certified Public Accountant.

            CHRIS L. NGUYEN was elected as a Director at the Annual Stockholders Meeting of the Company in April 2004.
Mr. Nguyen was a senior executive with Sylvan Learning Systems from 1989 to 1996. During his tenure at Sylvan, Mr. Nguyen was COO of Sylvan's computer-based testing division, Sylvan Prometric. From 1996 through 2001, Mr. Nguyen was President and CEO of Caliber Learning Network, a publicly-traded company specializing in distance learning services for adults. Currently, Mr. Nguyen is the principal and owner of Dynanet Consulting Services, LLC. Dynanet provides management consulting and technology development services to companies within the education and testing markets. Mr. Nguyen received a B.A from Johns Hopkins University.

            ANDREW L. SIMON was elected as Director and as President and Chief Financial Officer of the Company in
March 1995. Mr. Simon serves as Chairman of the Board of Directors. Mr. Simon is also a Director and Secretary of BETA. He served as Interim President of TASA from June 1994 through March 1995. He was a founder of the Company and previously served as a Director from 1976 to 1991 and has acted as a financial consultant to the Company since its inception in 1976. From 1983 to 1986, he was a Vice President/Marketing Division Head in the Private Clients Group at Bankers Trust Company. He was a Vice President at Citibank, NA, where he held a number of senior marketing and sales positions, from 1980 to 1983. Prior to 1980, Mr. Simon served as Marketing Director for several consumer package goods companies including Norcliff-Thayer and Lederle Laboratories. He holds an M.B.A. from Columbia University and a B.A. from Washington University. Mr. Simon is on The George Washington University National Council for Education and Human Development and a director of The Hudson Valley Trust.

            LINDA G. STRALEY was elected as a Director of the Company and has been Vice President since June 1994. From
June 1994 through March 1995, she was Chairman of the Board of Directors. She has been Secretary since August 1992 and, from 1984 to 1994, she served as director of DRP Services for the Company. Ms. Straley received a B.A. in Education from Bethany College and an M.S. in Educational Psychology and Statistics from the State University of New York.

            THOMAS G. STRUZZIERI was elected a Director of the Company in June 2000. He serves on each of the Company's Audit and Compensation Committees. Mr. Struzzieri is the owner of Horse Shows In The Sun (HITS). Based in Saugerties, New York, HITS produces horse shows in California, Florida, Virginia, New York, and Arizona. Mr. Struzzieri is a director of the United States Equestrian Federation, and is a founding member and a director of the United States Hunter/Jumper Association. He also serves on the Board of Directors of the United Way of Ulster County and the Ulster County Development Corporation, and is a member of the SUNY Ulster County Community College Board of Trustees. Mr. Struzzieri is a member of the Chamber of Commerce of Ulster County as well as the Business and Community Leaders' Advisory Committee of the Institute of Ecosystem Studies. He attended Vassar College.

            DAVID L. WARNOCK was elected as a Director of the Company in October 1998 and, since that time, he has also served on the Company's Compensation Committee. Since 1999,
Mr. Warnock has been President and Chief Executive Officer of each of Camden Partners, Inc. and Camden Partners Holdings, LLC, each of which is an affiliate of Cahill Warnock. Mr. Warnock is a founding partner of Cahill, Warnock & Company, LLC, an asset management firm established in 1995 to invest in small public companies. From 1983 to 1995, Mr. Warnock was with T. Rowe Price Associates in senior management positions, including President of the corporate general partner of T. Rowe Price Strategic Partners and T. Rowe Price Strategic Partners II, and as the Executive Vice President of T. Rowe Price New Horizons fund. Mr. Warnock also serves on the Boards of Directors of Bridges Learning Systems, Concorde Career Colleges, Inc., the National Alliance to End Homelessness, the Center for Fathers, Families and Workforce Development, Nobel Learning Communities, CardSystems Solutions, Inc., and American Public Education, Inc. Mr. Warnock received a B.A. in History from the University of Delaware and a Masters in Finance from the University of Wisconsin.

            Pursuant to the Investor Rights Agreement, the Company has agreed that so long as Cahill, Warnock Strategic Partners Fund, L.P. and Strategic Associates, L.P. (collectively, the "Investors") own at least 50% of the warrants (the "Warrants") issued in connection with a certain Securities Purchase
Agreement (the "Securities Purchase Agreement") (or, if the Warrants have been exercised, the shares issuable pursuant thereto), the Investors shall have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Donald W. Hughes are the two current directors who were nominated by the Investors. Pursuant to a certain Investor Rights Agreement executed simultaneously with the Securities Purchase Agreement, the directors and executive officers of the Company have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Investors.

                          BOARD OF DIRECTORS

           The Board of Directors believes that the composition of the Board is largely responsible for the Board's effectiveness in fulfilling its management oversight responsibilities. At the Company's Annual Stockholders Meeting in April 2005, eight directors were elected to the Company's Board of directors. Three of the directors (Messrs. Simon and Beck and Ms. Straley) are management directors and the other five directors are non-management directors. Two of the non-management directors (Messrs. Warnock and Hughes) would not be considered "independent" under the listing standards of either the New York Stock Exchange or the Nasdaq Stock Market because they are principals of a more than 20% stockholder of the Company. One non-management director (Mr. Berger) is a partner in the law firm that acts as special securities counsel to the Company, and accordingly, he would not be considered independent under such rules because of the fees paid to his law firm for legal services. See "Certain Relationships and Related Transactions". Each of Mr. Struzzieri and Mr. Nguyen does satisfy the independence criteria contained in the listing standards. Though technically the Company does not have a majority of its Board comprised of "independent" directors, the Company does have the majority of its Board comprised of non-management directors. The non-management directors reasonably believe that they are able to provide independent judgment on behalf of the Company.

           The Company does not have a formal nominating committee. The entire Board considers and recommends the nominees to the Board of Directors. The Board considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. Nominees for directors are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company's business and willingness to devote adequate time to Board duties. At the current time, the Company's business and operations do not generate a large pool of potential candidates for directors. The Board does not believe that the presence of a nominating committee would alter the situation.

           The Board believes that qualified incumbent directors are generally uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director of the Company. The value of these benefits may outweigh other factors. Therefore, it is expected that the Board will generally consider renomination of incumbent directors, provided they continue to meet the director qualification criteria adopted by the Board. However, the Board is not required to nominate eligible incumbent directors for re-election. In considering an incumbent director as a nominee, the Board shall assess such individual's performance and contribution during the prior year and evaluate any changes in circumstances relating to such individual's ability to continue to fulfill the responsibilities of being a director of the Company. All of the eight nominees for directors standing for election pursuant to this Proxy Statement are incumbent directors.

           The Board will consider candidates for directors recommended by stockholders in accordance with the criteria it uses for all directors. To date, the Company has not received any recommendations for directors from any stockholder. To recommend a prospective nominee for consideration by the Board, a stockholder should submit the candidate's name and qualifications to the Secretary of the Company, at the address of the Company, 4 Hardscrabble Heights, Brewster, New York 10509. Submissions should include: (a) the proposed candidate's name and qualifications (including a five-year employment history with employer names and description of responsibilities, and whether such individual can evaluate and understand financial statements); (b) the name and record address of the stockholder or stockholders recommending such candidate; (c) the number of shares of stock that are beneficially owned by such stockholder or stockholders in the aggregate; and (d) a description of any financial relationship or other relationship between the nominating stockholder and the proposed nominee, or between the nominee and the Company or any of its subsidiaries. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. Recommendations received by October 31, 2006, will be considered for nomination at the 2007 Annual Meeting of Stockholders.

           BOARD MEETINGS.  During Fiscal 2005, the Board of
           --------------
Directors met as a whole six times, including telephonic meetings. Each of the directors of the Company attended at least 75% of the total number of meetings held by the Board and Board committees on which such director served during Fiscal 2005.

           ANNUAL STOCKHOLDERS MEETING.  The policies adopted by
           ---------------------------
the Board of Directors encourage each director to attend our Annual Meeting of Stockholders each year. Generally, the Board holds its annual organizational meeting immediately after the Annual Meeting, which allows most directors to attend the Annual Meeting. All directors attended our 2005 Annual Meeting.

           STOCKHOLDER COMMUNICATIONS WITH DIRECTORS.  Any
           -----------------------------------------
stockholder who wishes to communicate directly with the Board of Directors, or any individual director, should direct his or her questions in writing to any director or to all directors c/o Board of Directors, Touchstone Applied Science Associates, Inc., P.O. Box 382, 4 Hardscrabble Heights, Brewster, New York 10509, or by email to tasaboard@tasa.com.

           DIRECTORS COMPENSATION.  The Board of Directors of the
           ----------------------
Company adopted the Directors Plan in February 1996 in order to aid the Company in attracting, retaining and motivating independent directors. The Directors Plan initially authorized awards up to an aggregate of 25,000 shares of Common Stock. In February 2000, the Board of Directors approved an amendment to the Directors Plan increasing to 75,000 the number of shares which may be the subject of stock options under the Directors Plan. The stockholders of the Company approved such amendment at the Annual Meeting of Stockholders on March 31, 2000. At the Annual Meeting of Stockholders held on April 29, 2005, the stockholders approved amendments to the Directors Plan to increase by 75,000 the number of shares eligible to be issued pursuant to the Directors Plan and to extend the expiration date of the Directors Plan from March 2006 to April 30, 2010. Under the Directors Plan, non-qualified stock options to purchase up to 150,000 shares of Common Stock may be granted to non-employee directors of the Company, which options are granted automatically at the times and in the manner stated in the Directors Plan.

           Subject to the terms of the Directors Plan, each non-employee director receives 5,000 options on the day he (she) first is elected to the Board of Directors, and 2,500 options on the date of each annual meeting of the stockholders of the Company, provided he (she) is re-elected to the Board of Directors. The exercise price of stock options granted under the Directors Plan is the fair market value of the Company's Common Stock on the date of grant. The options become exercisable after the first anniversary of the date of grant and the term of the option cannot exceed ten years. Effective for options granted under the Directors Plan in Fiscal 2006 and thereafter, such options will become exercisable in three equal annual installments following the grant date. On April 25, 2003, the Company granted 10,000 options under the Directors Plan; on April 30, 2004, the Company granted 15,000 options under the Directors Plan, and on April 29, 2005, the Company granted 12,500 options under the Directors Plan. In Fiscal 2005, 2,500 options under the Directors Plan were exercised. As of October 31, 2005, an aggregate of 76,875 options were outstanding under the Directors Plan.

           Directors receive no compensation, other than the options pursuant to the Directors Plan, for services in such capacity.

COMMITTEES

           The Board of Directors has two standing committees:
the Audit Committee and the Compensation Committee. The operations of these two committees are discussed in greater detail below.

           AUDIT COMMITTEE.  Under Sarbanes-Oxley, the Audit
           ---------------
Committee is responsible for the appointment, compensation, and oversight of the Company's outside auditors. The Company's outside auditors are now required to report directly to the Audit Committee. The Company's Board has adopted resolutions to comply with Sarbanes-Oxley. The Audit Committee Charter, originally adopted by the Board of Directors in 2000, was revised in 2004 in order to comply with Sarbanes-Oxley. The Audit Committee Charter was last included in the Company's 2004 Proxy Statement and is publicly available on the Company's website located at www.tasa.com.

           The Audit Committee is currently comprised of Donald
W. Hughes (Chairman), Steven R. Berger, Chris L. Nguyen and Thomas Struzzieri, each of whom is a non-management director of the Company. The Report of the Audit Committee for Fiscal 2005 is included below in this Proxy Statement. Though only Mr. Struzzieri and Mr. Nguyen technically meet the Sarbanes-Oxley definition of "independence", the Board of Directors of the Company has determined that no member of the Audit Committee has a relationship with the Company that is reasonably likely to interfere with the Audit Committee's ability to perform its functions. The Board believes that each member of the Audit Committee is financially literate, and is qualified to serve on the Audit Committee. The Board further believes that Mr. Hughes qualifies as a "financial expert" on the basis of his business background and experience as he is a Certified Public Accountant and has served as the chief financial officer of several companies including his current employer, Camden Partners. The Board has also determined that, notwithstanding Mr. Hughes' position as an executive officer and affiliate of Cahill Warnock, Mr. Hughes will be able to exercise independent judgment and to perform his Audit Committee responsibilities in a fair and impartial manner. Accordingly, the Board has determined that the best interests of the Company require that Mr. Hughes remain as a member of the Audit Committee and be deemed to be the Audit Committee's financial expert.

           The Audit Committee's primary duties and responsibilities are to: (1) serve as an independent and objective body to monitor the financial reporting process and internal controls of the Company, (2) oversee the quality and integrity of the financial statements of the Company; (3) review and appraise the qualifications, performance and independence of the Company's independent auditors; and (4) monitor the compliance by the Company with legal and regulatory requirements. The Audit Committee has the sole authority to retain and terminate the independent auditors for the Company and to approve any non-audit services proposed to be provided by the independent auditors. The Committee is also required to review annually the terms of engagement and performance of the Company's independent auditors. In connection therewith, the Committee has the sole authority to approve all audit engagement fees and terms, as well as the fees for permissible non-audit services. The Committee meets not less than annually with the independent auditors and the Company's financial management to review the scope and procedures of (i) the audit of the annual financial statements, (ii) the reviews of the Company's quarterly financial statements, (iii) the Company's internal controls, and (iv) any other matters required to be discussed with such auditors under applicable law, rule, regulation or accounting or auditing standard. In addition, the Audit Committee is responsible for monitoring potential conflicts of interest among the Company's officers, directors and employees. The Audit Committee also provides a forum for confidential discussions with employees regarding the professional and ethical behavior of the Company's officers, directors and employees.

           COMPENSATION COMMITTEE.  The Compensation Committee is
           ----------------------
responsible for reviewing the performance of the Chief Executive Officer; reviewing and recommending the compensation of the Company's officers, including the Chief Executive Officer; recommending and approving stock option grants and restricted stock and other awards to management under the Company's stock option plans; reviewing and recommending compensation programs including stock option grants, 401(k) contributions and annual bonuses; reviewing and recommending director compensation; and advising the Chief Executive Officer on miscellaneous compensation issues. The Compensation Committee also advises and assists management in formulating policies regarding compensation. During Fiscal 2005, the members of the Compensation Committee were Messrs. Berger, Struzzieri, Warnock and Nguyen, each of whom is a non-management director of the Company. The Compensation Committee Charter was last included in the Company's 2004 Proxy Statement and is publicly available on the Company's website located at www.tasa.com.

REPORT OF THE AUDIT COMMITTEE

           The Audit Committee is currently comprised of four non-management directors and operates under a written charter adopted by the Audit Committee and approved by the Board. The Audit Committee assists the Board in monitoring the integrity of the financial statements of the Company, the compliance by the Company with legal and regulatory requirements, the engagement, performance and independence of the Company's external auditors, and the internal controls of the Company.

           The Audit Committee met separately with the Company's auditors on a quarterly basis in order to assess the quality of the Company's financial statements, the use of estimates and reserves and critical accounting policies, and the application of generally accepted accounting principles. The Company's independent auditors and the Company's internal financial and accounting personnel have unrestricted access to the members of the Audit Committee. Any non-audit related services to be performed by the Company's independent auditors are required to be reviewed as to scope and fees and approved in advance by the Audit Committee.

           The Audit Committee held five meetings during Fiscal 2005. The Audit Committee reviewed and discussed the unaudited quarterly financial statements for each of the first three fiscal quarters of Fiscal 2005 and the first quarter of Fiscal 2006 with management and the Company's outside auditors, prior to the inclusion of such financial statements in the respective Form 10-QSB Reports. The Audit Committee also reviewed and discussed the audited financial statements of the Company for Fiscal 2005 with management and with the Company's outside auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed under Statement of Auditing Standards No. 61, amended by No. 90 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee inquired as to the independent accountant's independence and has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements for Fiscal 2005 be included in the Company's Annual Report on Form 10-KSB.

           In July 2003, the Company entered into a sale-leaseback transaction for its corporate headquarters, and originally recognized the gain from such transaction in its entirety in the third fiscal quarter of 2003, during which the sale-leaseback occurred. After consulting with the Company's independent registered public accountants during Fiscal 2005, management concluded that such gain should have been recognized over the ten-year term of the lease. On May 24, 2005, the Company concluded that it should restate its audited consolidated financial statements for the fiscal years ended October 31, 2003 and 2004, and its quarterly unaudited consolidated financial statements for the quarters ended July 31, 2003, January 31, 2004, April 30, 2004, July 31, 2004, and
January 31, 2005. Such restatements did not affect the Company's revenues from operations for any of these periods. These restatements reflected the correction in the Company's accounting for the sale-leaseback transaction. As a result of such restatements, the Company's management, including Mr. Simon as CEO and CFO, concluded that, because the Company had not separated the CEO and CFO functions, the Company's disclosure controls had not been effective during such periods to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms. While the Company has been actively searching for a CFO, the Company has not yet been successful in hiring a new CFO. The Company and the Audit Committee have implemented interim measures with respect to disclosure controls in order to ensure that the Company's disclosure controls are as effective as possible in the circumstances. The Audit Committee has directed management to devote additional resources to disclosure controls, and management is currently in the process of implementing such directive.

Respectively submitted,

The Audit Committee of TASA
Donald W. Hughes (Chairman)
Steven R. Berger
Chris L. Nguyen
Thomas Struzzieri

                         EXECUTIVE OFFICERS

           As of March 29, 2006, the executive officers of the Company were as follows:

       Name                 Age         Position
       ----                 ---         --------
Michael D. Beck             59          Director; Vice President, TASA; and
                                        President, Chief Executive Officer, BETA
Anne H. Cheevers            48          Senior Vice President, Chief Operating
                                        Officer of TASA-Proprietary Division
Andrew L. Simon             63          Chairman of the Board of Directors;
                                        President, Chief Executive Officer
                                        and Chief Financial Officer, TASA
Linda G. Straley            50          Director; Vice President and
                                        Secretary, TASA

EXECUTIVE COMPENSATION

           The following table shows compensation for services rendered to the Company during Fiscal 2005, 2004 and 2003, respectively, by the Chief Executive Officer, the President of BETA, the Senior Vice President of TASA, a Vice President of TASA, and the former Executive Vice President of the Company's proprietary secondary school unit. Each executive officer serves under the authority of the Board of Directors. No other executive officer of the Company received cash compensation that exceeded $100,000 during Fiscal 2005. Therefore, pursuant to
Item 402 of Regulation S-B, only compensation for each of the persons listed below is shown in the Summary Compensation Table below.


                      SUMMARY COMPENSATION TABLE



                                            Annual Compensation                Long-Term Compensation
                                     ------------------------------------------------------------------
                                                                             Awards             Payouts
                                                                             --------------------------

                                                                         Restricted     Securities            All Other
                                                          Other Annual     Stock        Underlying     LTIP    Compen-
 Name and Principal                   Salary      Bonus   Compensation    Award(s)       Option/      Payouts  sation
     Position                Year       ($)        ($)         ($)          ($)          SARs(1)        ($)      ($)
-----------------------------------------------------------------------------------------------------------------------
Andrew L. Simon,             2005    $244,000       ----    $24,311(2)       0               --(2)       0        0
President, Chief             2004    $234,945    $70,000    $23,922(2)       0         20,000/0(2)       0        0
Executive Officer            2003    $227,000    $50,000    $23,346(2)       0         20,000/0(2)       0        0
and Chief Financial
Officer
------------------------------------------------------------------------------------------------------------------------
Michael D. Beck,             2005    $175,000       ----    $24,589(3)       0               --(3)       0        0
Vice President,              2004    $160,684    $70,000    $24,251(3)       0         12,000/0(3)       0        0
TASA; President and          2003    $155,250    $65,048    $21,899(3)       0         12,000/0(3)       0        0
Chief Executive
Officer, BETA
------------------------------------------------------------------------------------------------------------------------
Peter A. Duhamel             2005    $ 92,771       ----    $ 7,363(4)       0               --         --       --
Senior Vice                  2004    $155,250    $     0    $19,891(4)       0               --(4)       0        0
President, TASA              2003    $155,250    $25,857    $20,834(4)       0          5,000/0(4)       0        0
(resigned April 2005)
------------------------------------------------------------------------------------------------------------------------
Linda G. Straley             2005    $113,000          0    $14,830(5)       0                0(5)       0        0
Vice President               2004    $102,937    $13,100    $18,332(5)       0          6,000/0(5)       0        0
and Secretary, TASA          2003    $ 79,400    $ 6,000    $16,156(5)       0          6,000/0(5)       0        0
------------------------------------------------------------------------------------------------------------------------
Anne H. Cheevers,            2005    $114,024    $35,000    $ 3,127(6)       0           40,000(6)       0        0
Senior Vice President &      2004          --         --         --         --               --         --       --
COO                          2003          --         --         --         --               --         --       --
------------------------------------------------------------------------------------------------------------------------


(1)     To date, the Company has issued no SARs.

(2) Includes: contributions to the Company's qualified 401(k) Profit Sharing Plan (the "401(k)") and the Company's Money Purchase Pension Plan (the "Pension Plan") of $10,500 in Fiscal 2005, $10,250 in Fiscal 2004, and $10,000 in Fiscal 2003, and $8,250, $8,250, $8,250, for a company car in Fiscal
        2005, 2004, and 2003, respectively. Also includes: stock options issued pursuant to the Company's 2000 Stock Incentive Plan after the end of each of Fiscal 2005, Fiscal 2004, and Fiscal 2003 in respect of such fiscal years, respectively.

(3) Includes: contributions to the Company's 401(k) and Pension Plan of $10,500 in Fiscal 2005, $10,212 in Fiscal 2004, and $10,000 in Fiscal 2003; and $8,906, $8,906, and $7,091 for a
        company car in Fiscal 2005, 2004, and 2003, respectively. Also includes: stock options issued pursuant to the Company's 2000 Stock Incentive Plan after the end of each of Fiscal 2005, Fiscal 2004 and Fiscal 2003 in respect of such fiscal years, respectively.

(4) Includes: contributions to the Company's 401(k) and Pension Plan of $0 in Fiscal 2005, $9,055 in Fiscal 2004, and $10,000 in Fiscal 2003; and $3,781, $5,671, and $5,994 for a company car in Fiscal 2005, 2004 and 2003, respectively. Also includes: stock options issued pursuant to the Company's 2000 Stock Incentive Plan after the end of each of Fiscal 2005, Fiscal 2004 and Fiscal 2003 in respect of such fiscal years, respectively.

(5) Includes: contributions to the Company's 401(k) and Pension Plan of $6,305 in Fiscal 2005, $9,947 in Fiscal 2004, and $8,410 in Fiscal 2003; and $3,540, $3,540 and $3,540 for a
        company car in Fiscal 2005, 2004 and 2003, respectively.
        Also includes: stock options issued pursuant to the Company's 2000 Stock Incentive Plan after the end of each of Fiscal 2005, Fiscal 2004 and Fiscal 2003 in respect of such fiscal years, respectively.

(6)     Includes:  stock options issued pursuant to the Company's
        2000 Stock Incentive Plan upon hiring and after the end of Fiscal 2005 in respect of such fiscal year.

REPORT OF THE COMPENSATION COMMITTEE

           The Compensation Committee is comprised entirely of non-management directors. Among the Committee's duties are the responsibility to review the compensation of the executive officers of the Company and to review and approve the compensation and benefit policies for management.

           Under the direction of the Compensation Committee, the Company's compensation policies are designed to align the interests of the executives with those of the stockholders. The goal of the policies is to improve profitability and long-term stockholder value by rewarding the executives based on criteria set for corporate and individual performance. The compensation program and policies are also designed to aid in the attraction, motivation and retention of key personnel.

           The Committee uses a combination of salary, cash incentive compensation and equity-based incentive compensation as its total compensation package. The achievement of annual corporate and individual performance goals is a significant factor in assembling a total compensation package for the Chief Executive Officer and other members of senior management. The Chief Executive Officer makes his recommendations to the Compensation Committee with respect to the compensation packages for members of senior management.

           In January of each year, the Compensation Committee reviews the performance of the Company, the Chief Executive Officer and the other members of senior management for the preceding fiscal year. The Compensation Committee also reviews at that time the corporate and individual goals for the current fiscal year. Annual salary increases, cash incentive compensation and equity incentive compensation are set upon completion of such review.

           The Compensation Committee utilizes equity-based incentive compensation as one of the means for best aligning the interests of senior management with the interests of the stockholders. The Compensation Committee did not make any awards in the form of stock options to executive officers under the Company's 2000 Plan with respect to the Company's performance during Fiscal 2005. The Compensation Committee has reserved for the possibility of examining the implementation of the Company's strategic plan during Fiscal 2006, and may, though it is not obligated to, consider making awards during Fiscal 2006 based upon achievement of the Company's strategic objectives.

           The Compensation Committee reviews the performance of Mr. Andrew L. Simon, the Company's Chief Executive Officer, by evaluating the achievement of the corporate and personal objectives set each year in conjunction with the Board's approval of the annual budget and the Company's strategic plan. In Fiscal 2004, the Compensation Committee approved a bonus compensation plan for its senior management, based on the Company's achievement of the budget approved by the Board of Directors for the fiscal year. If the Company meets its budget, the bonus pool reserved for distribution among senior management is 10% of pre-tax profit. If the Company fails to meet its budget, the bonus pool percentage is reduced proportionately such that if the Company only achieves 80% of the approved budget, there is no bonus pool for senior management. If the Company exceeds its budget, the bonus pool for senior management is proportionately increased. The split of the senior management bonus pool is made by the Compensation Committee based upon a recommendation from the CEO. Because the Company did not meet its approved budget for Fiscal 2005, there was no bonus pool for senior management with respect to Fiscal 2005. During Fiscal 2005, Mr. Simon's base salary was $244,000.

           The Compensation Committee believes that Fiscal 2005 was a year of solid performance by the Company though the Company did not meet its approved budget as a result of investments in infrastructure, the hiring of senior personnel, and increased general and administrative costs incurred in connection with the completion of two acquisitions and the costs of implementing procedures for compliance with the Sarbanes-Oxley Act of 2002. The results of operations for Fiscal 2005 were disappointing, though the Compensation Committee believes that the investments made during Fiscal 2005 in acquisitions and in improving the Company's infrastructure will ultimately be reflected in improved results of operations. The Compensation Committee intends to monitor the Company's implementation of its strategic plan during Fiscal 2006 in order to provide appropriate incentives to senior management to strive for continued improvements in revenues and profitability. The Compensation Committee believes that the compensation program of the Company properly serves to align the interests of the management with the interests of the stockholders.

Respectfully submitted,
The Compensation Committee of TASA

Steven R. Berger
Chris L. Nguyen
Thomas Struzzieri
David L. Warnock

EMPLOYMENT CONTRACTS

           On March 1, 1996, the Company entered into an employment agreement with each of Andrew L. Simon and Linda G. Straley, pursuant to which the Company agreed to employ Mr. Simon and Ms. Straley, and each of Mr. Simon and Ms. Straley agreed to remain, as the Company's President and Chief Executive Officer, and Vice President, respectively, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in each such agreement.

           As of January 2, 1997, the Company entered into an employment agreement with Michael D. Beck, pursuant to which the Company agreed to employ Mr. Beck, and Mr. Beck agreed to remain, as Vice President of TASA and President and Chief Executive Officer of BETA, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in such agreement.

           In the employment agreements with each of Messrs. Simon and Beck and Ms. Straley, the Company has agreed to provide for certain benefits and protections for such executive officers in connection with a change of control of the Company. Such agreements provide that upon the occurrence of a change of control (as defined in each agreement) and the termination of such executive's employment agreement, each such executive officer would be awarded a lump sum bonus equal to one and one-half times such executive officer's base salary plus such executive's highest annual bonus during the preceding three fiscal years, such lump sum bonus to be paid for each of three years following termination of employment following a change in control. In addition, the Company entered into two-year employment agreements with the two officers of AEC. Pursuant to the agreements, the officers of AEC are entitled to a base salary and bonuses determined by the attainment of certain performance goals.

           In February 2005, the Company entered into an employment agreement with Anne Cheevers as Senior Vice President and Chief Operating Officer, TASA - Proprietary Division, for an initial one-year term, automatically renewable for additional one-year terms, subject to early termination notices given by either party prior to the expiration of the then current term. Pursuant to such employment agreement, Ms. Cheevers will be paid an annual base salary of $170,000, will be eligible to receive an incentive bonus (to be not less than $35,000 for the first year of employment) and was granted 40,000 options to purchase shares of the Company's Common Stock pursuant to the Company's stock option plan, at an exercise price of $3.10 per share, subject to vesting upon the completion of one year of employment.

           The Company has entered into employment agreements for an initial forty-month term with two of the former shareholders of ADI. In addition, the former shareholders of ADI who are continuing with ADI were granted an aggregate of 60,000 options to purchase additional shares of the Company's Common Stock, at an exercise price of $3.75 per share, subject to vesting upon the completion of one year of employment. The Company also entered into an employment agreement for an initial twenty-eight month term with a key employee of ADI.

           Generally, each employee of the Company has agreed to the assignment to the Company of the employee's rights to any inventions relating to the Company's business or interest which were conceived both prior to and during the period of employment and, except under certain specified conditions, the Company's employees are prohibited from competing for one year with the Company in areas in which he or she was employed.

                        STOCK INCENTIVE PLANS

           The Board of Directors of the Company adopted the 1991 Stock Option Incentive Plan (the "Option Plan") on August 25, 1991 in order to attract and retain qualified personnel, which Option Plan was approved by the stockholders on August 25, 1991. The Board of Directors adopted the Amended and Restated 1991 Stock Option Incentive Plan (the "Amended Option Plan") in February 1996, which Amended Option Plan amended and restated the Option Plan and was approved by the stockholders of the Company on March 29, 1996. Under the Amended Option Plan, options to purchase up to 625,000 shares of Common Stock were available to be granted to employees, officers, directors and consultants of the Company. The Amended Option Plan terminated in 2001, after which no further options or stock awards may be issued under the Amended Option Plan; all options and other stock awards outstanding under the Amended Option Plan at the termination date shall continue to be outstanding and may be exercised in accordance with their respective terms, until such options or other stock awards expire by their terms.

           The Board of Directors of the Company adopted the 2000 Stock Incentive Plan (the "2000 Plan") in February, 2000. The stockholders of the Company approved the 2000 Plan at the Company's Annual Meeting of Stockholders held on March 31, 2000. Under the 2000 Plan, options or other stock awards with respect to up to 300,000 shares of the Company's Common Stock may be granted to employees, officers, directors and consultants of the Company. In addition, any options outstanding under the Amended Plan, which expire after the adoption of the 2000 Plan, are added to the number of shares available under the 2000 Plan.
The terms of the 2000 Plan are substantially identical to the terms of the Amended Option Plan, except for provisions with respect to the number of shares which may be issued under the 2000 Plan and the expiration date of the 2000 Plan. At the Annual Meeting of Stockholders held on April 29, 2005, the stockholders approved an amendment to the 2000 Plan increasing by 200,000 the number of shares eligible to be issued pursuant to the 2000 Plan.

           Each of the Amended Option Plan and the 2000 Plan (collectively, the "Option Plans") is administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the terms of the Option Plans, the Committee is authorized to select optionees and determine the number of shares covered by each option and certain of its other terms. The exercise price of stock options granted under the Option Plans may not be less than the fair market value of the Company's Common Stock on the date of the grant. In general, options become exercisable after the first anniversary of the date of grant. Effective for options granted under the 2000 Plan in Fiscal 2006 and thereafter, such options will become exercisable in three equal annual installments following the grant date. The period within which any stock option may be exercised cannot exceed ten years from the date of grant. Options held by a terminated employee expire three months after termination except in the event of death, disability or termination for cause. No one participant may receive, in any one fiscal year, awards under the Option Plans which would entitle the participant to receive more than 50,000 shares.

           The following table summarizes the options granted, exercised and cancelled or expired under the Amended Option Plan and the 2000 Option Plan during the preceding three fiscal years:


                               Fiscal 2005     Fiscal 2004     Fiscal 2003

Options granted                  216,000          73,000          39,500
Options exercised                 40,000          19,250           9,000
Restricted shares awarded             --             --               --
Options canceled/expired          53,500             --           57,500

           As of October 31, 2005, options to purchase up to an aggregate of 334,300 shares were outstanding under the 2000 Plan. As of October 31, 2005, options to purchase up to an aggregate of 365,538 shares were outstanding under the Amended Option Plan.




           OPTION/SAR GRANTS IN FISCAL YEAR ENDED OCTOBER 31, 2005
                             (INDIVIDUAL GRANTS)

                         Number of     Percent of Total
                         Securities      Options/SARs
                         Underlying       Granted to
                       Options/SARs(1)   Employees in      Exercise Or Base
Name                     Granted (#)      Fiscal Year      Price ($/Share)    Expiration Date
---------------------------------------------------------------------------------------------

Andrew L. Simon,
President, Chief
Executive Officer and
Chief Financial
Officer                     20,000             9.3%             $3.15           1/21/15
---------------------------------------------------------------------------------------------
Michael D. Beck,
Vice President, TASA;
President and Chief
Executive Officer,
BETA                        12,000             5.6%             $3.15           1/21/15
---------------------------------------------------------------------------------------------
Peter Duhamel,
Senior Vice President,
TASA
(resigned April 2005)           --               --             $3.15           1/21/15
---------------------------------------------------------------------------------------------
Linda G. Straley,
Vice President and
Secretary, TASA              6,000             2.8%             $3.15           1/21/15
---------------------------------------------------------------------------------------------
Anne H. Cheevers,
Senior Vice President,
TASA                        40,000            18.6%             $3.10           2/28/15
---------------------------------------------------------------------------------------------

(1)	To date, the Company has issued no SARs.



               AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED OCTOBER 31, 2005
                             AND FISCAL YEAR-END OPTION/SAR VALUES

------------------------------------------------------------------------------------------------

                                                             Number of
                                                             Securities            Value of
                                                             Underlying         Unexercised In-
                                                            Unexercised           the-Money
                                                           Options/SARs(1)      Options/SARs(1)
                                                            at FY-End (#)        at FY-End ($)
------------------------------------------------------------------------------------------------
                            Shares
                         Acquired on     Value Realized      Exercisable/        Exercisable/
    Name                 Exercise (#)         ($)           Unexercisable       Unexercisable
------------------------------------------------------------------------------------------------


Andrew L. Simon,
President, Chief
Executive Officer
and Chief Financial
Officer                       0                0            191,875/20,000    $557,343/$87,000(2)
------------------------------------------------------------------------------------------------
Michael D. Beck,
Vice President, TASA;
President and Chief
Executive Officer,
BETA                     18,000          $55,680             82,750/12,000    $359,962/$52,200(2)
------------------------------------------------------------------------------------------------
Peter Duhamel,
Senior Vice
President, TASA
(resigned April 2005)    18,000          $55,680                   0                  0
------------------------------------------------------------------------------------------------
Linda G. Straley,
Vice President and
Secretary, TASA               0                0              79,800/6,000    $298,193/$26,100(2)
------------------------------------------------------------------------------------------------
Anne H. Cheevers,
Senior Vice President,
TASA                          0                0                   0                  0
------------------------------------------------------------------------------------------------

(1) To date, the Company has issued no SARs. Amounts are calculated net of exercise price of the options.

(2) Based on the closing price of the Company's Common Stock on NASDAQ on October 31, 2005, of $4.35.


                       EQUITY COMPENSATION PLAN INFORMATION
                              AS OF OCTOBER 31, 2005

--------------------------------------------------------------------------------------------
                         Number of                                    Number of securities
                      securities to be                               remaining available for
                        issued upon                                      future issuance
                        exercise of          Weighted-average              under equity
                        outstanding          exercise price of          compensation plans
                      options, warrants     outstanding options,      (excluding securities
                        and rights          warrants and rights       reflected in column (a))
                           (a)                      (b)                         (c)

----------------------------------------------------------------------------------------------
Equity compensation      784,213                  $2.813                      277,425
plans approved by
security holders
----------------------------------------------------------------------------------------------
Equity compensation        --                       --                           --
plans not approved by
security holders
----------------------------------------------------------------------------------------------



OTHER PLANS

           CONSULTANTS STOCK INCENTIVE PLAN.  In March 1997, the
           --------------------------------
Board of Directors of the Company adopted the Consultants Plan, pursuant to which options to purchase up to 50,000 shares of Common Stock may be granted to consultants to the Company. The Consultants Plan is administered by the Board of Directors of the Company. Subject to the terms of the Consultants Plan, the Board is authorized to select optionees and determine the number of shares covered by each option and certain of its other terms. In general, the exercise price of stock options granted under the Consultants Plan is the fair market value of the Company's Common Stock on the date of the grant; however, the Board has the discretion to use another method of valuation if it determines that such other valuation is warranted. In general, options become exercisable six months from the date of grant, although the Board has discretion to set either longer or shorter vesting periods. The period within which any stock option may be exercised cannot exceed ten years from the date of grant. If a consultant's association with the Company is terminated prior to the end of its agreed term, all unexercised, deferred and unpaid awards shall be canceled immediately, except in the event of the Consultant's death or disability. As of October 31, 2005, 7,500 options were outstanding under the Consultants Plan.

           DIRECTORS PLAN.  The Company also has a Directors
           --------------
Plan.  See "Directors Compensation" above.

           PROFIT SHARING PLAN.  The Company has a qualified
           -------------------
401(k) Profit Sharing Plan. For fiscal years ended before November 1, 2000, the 401(k) Plan allowed eligible employees to contribute up to 15 percent (15%) of income through Company contributions and a salary reduction mechanism. Company contributions to the 401(k) Plan are optional and accrue at the discretion of the Board of Directors. Effective November 1, 2000, the Company amended the 401(k) Plan to provide a matching component under the 401(k) Plan of up to five percent (5%) of each eligible employee's compensation. In addition, the eligibility requirements were amended to provide that an employee is not eligible until completing twelve months, or one thousand hours, of employment, and may only enter the 401(k) Plan at specified entry dates.

           MONEY PURCHASE PENSION PLAN.  In October 1991, the
           ---------------------------
Company adopted a Money Purchase Pension Plan, which has been qualified by the Internal Revenue Service. Under this Plan, for fiscal years ended before November 1, 2000, the Company was required to make an annual contribution to the Plan equal to ten percent (10%) of each eligible employee's compensation. Effective November 1, 2000, the Company amended the Plan to exclude highly compensated employees and to reduce the contribution to five percent (5%) of each eligible employee's compensation. In addition, the eligibility requirements were amended so that an employee is not eligible until completing twelve months, or one thousand hours, of employment, and may only enter the Pension Plan at specified entry dates.

           For the fiscal years ended October 31, 2005, 2004, and 2003, the Company's retirement costs aggregated $262,723, $238,107 and $197,998, respectively.

      SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than ten percent of the Company's outstanding common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other securities of the Company on Forms 3, 4 and 5, and to furnish the Company with copies of all such forms they file. Based on a review of copies of such reports received by the Company, all of the Company's directors and officers timely filed all reports required with respect to Fiscal 2005.

          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           In November 1998, the Company acquired substantially all of the assets of Mildred Elley. The Company financed the acquisition through the issuance of debentures, with warrants attached, to the Cahill, Warnock Entities. Using a portion of the proceeds from the sale of MLP and the sale/leaseback of the Company's headquarters building, both of which occurred in Fiscal 2003, the Company prepaid the outstanding Debentures in the fourth quarter of Fiscal 2003. A portion of the Warrants held by the Cahill, Warnock Entities expired at the end of Fiscal 2003, and the Cahill Warnock Entities exercised its remaining 138,047 warrants outstanding in December 2004, resulting in additional paid-in capital to the Company of $155,303. Pursuant to the Investor Rights Agreement between the Company and the Cahill, Warnock Entities, the Company has agreed that so long as the Cahill, Warnock Entities own at least 50% of the shares issued pursuant to the Warrants, the Cahill, Warnock Entities shall have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Donald
W. Hughes are the current directors who have been nominated by the Cahill, Warnock Entities. Pursuant to the Investor Rights Agreement, the directors and executive officers have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Cahill, Warnock Entities.

           Pursuant to the acquisition of AEC in January 2005, the Company issued 12,000 shares of the Company's Common Stock to the former stockholders of AEC in a transaction not involving a public offering pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. This Registration Statement is being filed pursuant to the Company's agreement to register such shares under the Securities Act.

           Pursuant to the acquisition of ADI in July 2005, the Company issued 89,488 shares of the Company's Common Stock to the former stockholders of ADI who had elected to receive shares, in whole or in part in lieu of cash, in a transaction not involving a public offering pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. This Registration Statement is being filed pursuant to the Company's agreement to register such shares under the Securities Act.

           One of the Company's directors, Steven R. Berger, is a shareholder in Vedder, Price, Kaufman & Kammholz, P.C. The Company has retained Vedder, Price, Kaufman & Kammholz, P.C. as its special securities counsel, and the Company paid an aggregate of $200,710 and $59,351 in legal fees and expenses to Vedder Price in Fiscal 2005 and Fiscal 2004, respectively.

                     INDEPENDENT AUDITORS

           Lazar, Levine & Felix LLP ("Lazar") was engaged as the Company's independent auditors for Fiscal 2005. Lazar has served the Company in this capacity since September 1995. A representative from Lazar will be present at the Meeting and will be given the opportunity to make a statement if the representative desires to do so. The representative is expected to be available to respond to appropriate questions.

           In Fiscal 2005 and Fiscal 2004, the Company incurred the following professional fees from Lazar:

           AUDIT FEES.  In Fiscal 2005 and Fiscal 2004, the
           ----------
Company incurred $184,710 and $62,283, respectively, in fees in connection with the audits of the Company's annual financial statements for the fiscal years ended October 31, 2005 and October 31, 2004, respectively, and for the reviews of the financial statements of the Company included in the Company's quarterly reports for such fiscal years.

           AUDIT-RELATED FEES.  The Company did not incur any
           ------------------
fees to Lazar in Fiscal 2005 or Fiscal 2004 for audit-related services.

           TAX FEES.  The Company did not incur any fees to Lazar
           --------
in Fiscal 2005 or Fiscal 2004 for services related to tax compliance, tax planning, and reporting.

           ALL OTHER FEES.  The Company did not incur any fees to
           --------------
Lazar in Fiscal 2005 or Fiscal 2004 for other types of services.

           AUDIT COMMITTEE POLICIES.  The Audit Committee
           ------------------------
believes that, on the basis of the relevant facts and circumstances pertaining to that firm's engagement by the Company, Lazar satisfies the requirements for independence from the Company. Consistent with Sarbanes-Oxley and the SEC regulations promulgated thereunder, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services to be performed by the Company's independent accountants.

                         OTHER INFORMATION

           Accompanying this Proxy Statement and the notice of meeting which is the first page of this Proxy Statement is the Company's Proxy and Annual Report for its fiscal year ended
October 31, 2005.

                    PROPOSALS OF SECURITY HOLDERS

           Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting no later than October 31, 2006.

                     AVAILABILITY OF ANNUAL REPORT

           COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB
FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005, AS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED FREE OF
CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO:

           Ms. Linda G. Straley, Vice President and Secretary,
        Touchstone Applied Science Associates, Inc., P.O. Box 382,
            4 Hardscrabble Heights, Brewster, New York 10509.

                                         LINDA G. STRALEY
                                         Vice President and Secretary

Brewster, New York
March 31, 2006

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

                TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
            PROXY-Annual Meeting of Stockholders-April 27, 2006
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned, a stockholder of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation (the
"Company"), does hereby appoint ANDREW L. SIMON and LINDA G. STRALEY, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the headquarters of the Company at 4 Hardscrabble Heights, Brewster, New York 10509, on April 27, 2006, at 10:00 a.m., local time, and at any adjournment or adjournments thereof.


        Please mark
[X]     votes as in
        this example

   UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN ACCORDANCE
           WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.   Election of Directors

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES.

     Nominees: Michael D. Beck, Steven R. Berger, Donald W. Hughes,
               Chris L. Nguyen, Andrew L. Simon, Linda G. Straley, Thomas G. Struzzieri, and David L. Warnock



                                         WITHHELD
                    FOR ALL   [  ]       FROM ALL  [  ]
                    NOMINEES             NOMINEES


     For, except vote withheld from the following nominee(s):

     [ ] ____________________________________________________


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.


     FOR   [ ]            AGAINST   [ ]            ABSTAIN   [ ]

2. To vote with discretionary authority with respect to all other matters which may come before the meeting.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated March 31, 2006, and a copy of the Annual Report for the fiscal year ended October 31, 2005.


[  ]  MARK HERE FOR ADDRESS CHANGE AND INDICATE CHANGE:



Signature:                                             Date
           ----------------------------------------         -----------------

Signature:                                             Date
           ----------------------------------------         -----------------


NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.